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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

     Investment Company Act file number   811-6552
                                       ----------------

                        Strong Opportunity Fund II, Inc.
          -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                     P.O. Box 2936 Milwaukee, WI          53201
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                 Richard Smirl, Strong Capital Management, Inc.
                       P.O. Box 2936 Milwaukee, WI 53201
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (414) 359-3400
                                                   -------------------

Date of fiscal year end: December 31
                        ----------------

Date of reporting period: June 30, 2003
                         ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders

                                               SEMIANNUAL REPORT | June 30, 2003

                                                                      The Strong

                                                                     Opportunity

                                                                         Fund II

                              [PHOTO APPEARS HERE]

Table of Contents

Investment Review

     Strong Opportunity Fund II............................. 2

Financial Information

     Schedule of Investments in Securities
          Strong Opportunity Fund II ....................... 4
     Statement of Assets and Liabilities ................... 7
     Statement of Operations ............................... 8
     Statements of Changes in Net Assets ................... 9
     Notes to Financial Statements .........................10

Financial Highlights .......................................16

Directors and Officers .....................................17

                                                                   [STRONG LOGO]

Strong Opportunity Fund II
================================================================================

Your Fund's Approach

The Strong Opportunity Fund II seeks capital growth. The Fund invests, under normal conditions, primarily in stocks of medium-capitalization companies that the Fund's managers believe are underpriced, yet have attractive growth prospects. The managers base their analysis on a company's "private market value"--the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The managers determine a company's private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation, and franchise value. The managers may sell a stock when its price no longer compares favorably with the company's private market value.

                    Growth of an Assumed $10,000 Investment+
                             From 5-8-92 to 6-30-03

                              [CHART APPEARS HERE]

                    The Strong     Russel            Lipper
                   Opportunity    Midcap(R)        Multi-Cap
                     Fund II       Index*     Core Funds Index*
May 92               $   9,860   $  10,048         $ 10,072
Dec 92               $  11,617   $  11,348         $ 10,961
Dec 93               $  14,541   $  12,971         $ 12,314
Dec 94               $  15,064   $  12,699         $ 12,200
Dec 95               $  18,954   $  17,075         $ 16,129
Dec 96               $  22,393   $  20,319         $ 19,431
Dec 97               $  28,093   $  26,213         $ 24,536
Dec 98               $  31,898   $  28,859         $ 29,122
Dec 99               $  43,032   $  34,121         $ 35,169
Dec 00               $  45,871   $  36,935         $ 33,996
Dec 01               $  44,172   $  34,858         $ 30,337
Dec 02               $  32,326   $  29,216         $ 23,742
Jun 03               $  37,547   $  33,735         $ 26,875

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap(R) Index and the Lipper Multi-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performances were prorated for the month of May 1992. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund posted solid performance during the first six months of 2003. We were pleased with the portfolio's performance, particularly its strength as the period came to a close. During the first quarter of 2003, we strategically reviewed many of the Fund's holdings. The market's weakness during February and part of March gave us an opportunity to replace some holdings with higher-quality stocks that not only performed well in the market upturn that began in late March, but also positioned the Fund well for the balance of the year and beyond.

We had a number of holdings that were hurt in 2002 by the tight credit conditions that then prevailed. These stocks benefited from additional monetary stimulus in the first half of this year, as well as an easing of investors' aversion to risk. As a result, the Fund's credit-sensitive holdings, particularly in the media area, performed especially well. The Fund generated a year-to-date return of 16.15% compared to its broad-based benchmark, the Russell Midcap Index, which generated a year-to-date return of 15.47% as of June 30, 2003.

New tax law has impact

The first six months of 2003 were characterized by significant market volatility. A strong January gave way to a sharp sell-off in February and early March, as investors grappled with uncertainties associated with the pending conflict in Iraq and the economic impact of the SARS outbreak. Once the Iraq conflict began and it was clear that coalition forces were making rapid progress, the stock market rallied strongly through the end of June.

While the major events during the past six months appeared to be largely geopolitical in nature, the changes in domestic policy during this period were, if anything, even more significant. The U.S. government implemented sweeping tax changes that sharply reduced the capital gains and dividends-received tax rates, significantly improving the investment landscape.

Historically, reductions in capital gains taxes have unleashed a fury of entrepreneurial activity, with new businesses and even industries created. Reducing capital-gains tax rates also has been shown to spur mergers and acquisitions activity.

The underlying investment methodology of the Fund is to determine a company's private market value--what that company would be worth if sold as a whole--and then buy the stock at a deep discount to that value. Our goal isn't to invest only in companies that will be acquired, but we look at many of the same metrics that may also attract would-be acquirers. A return to a healthier environment for corporate acquisitions is clearly positive for equity values in general and for the Fund in particular.

The reduction in dividend taxes is also highly significant and may prove to be the most far-reaching change of the next decade. Going forward, corporate managements will be under increasing pressure to pay dividends rather than continue to pour capital into low-return projects. We are actively seeking out those companies that we believe can increase their dividends dramatically over the next few years or that will have the ability to begin paying dividends.

Careful changes to the portfolio

We have spent considerable time over the past 12 months taking a microscopic view of the Fund's holdings, working to introduce new names into the portfolio and selling those that we perceived no longer offered a favorable risk/reward ratio. Our private market value methodology remains a powerful tool for uncovering stocks that are mispriced.

As noted above, the more accommodating credit environment had positive impact on many of the Fund's holdings during the period. In addition to the Fund's media holdings, stocks that benefited included those in the technology and biotechnology areas. Selected retail holdings also generated strong performance.

Our outlook

Generally, we do not allow a top-down market view to drive our investment activity. We believe that our private market value methodology is applicable in down markets and up. That said, it does appear to us that the equity markets should benefit from the monetary and fiscal stimulus emanating from Washington, from merger and acquisition activity that could result from recent changes in tax policy, and from an eventual economic rebound.

We appreciate your continued investment in the Strong Opportunity Fund II.

Richard T. Weiss
Portfolio Co-Manager

Ann M. Miletti
Portfolio Co-Manager

Average Annual Total Returns/2/
As of 6-30-03

Investor Class/1/
-------------------------------------------
          1-year                      0.20%

          3-year                     -5.71%

          5-year                      3.34%

          10-year                    11.06%

          Since Fund Inception
          (5-8-92)                   12.60%

Advisor Class/1/,/3/
-------------------------------------------
          1-year                     -0.10%

          3-year                     -6.02%

          5-year                      2.96%

          10-year                    10.63%

          Since Fund Inception
          (5-8-92)                   12.16%

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ The Fund's returns include the effect of deducting Fund expenses but do not include charges and expenses attributable to any particular insurance product. Excluding such fees and expenses from the Fund's return quotations has the effect of increasing performance quoted.

/3/ The performance of the Advisor Class shares prior to July 12, 2001, is based on the Fund's Investor Class shares' performance restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all shares.

* The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Multi-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Core Funds Category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULE OF INVESTMENTS IN SECURITIES                  June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                           STRONG OPPORTUNITY FUND II

                                                   Shares or
                                                   Principal           Value
                                                     Amount          (Note 2)
--------------------------------------------------------------------------------
Common Stocks 88.9%
Agricultural Operations 1.4%
Monsanto Company                                        625,000   $  13,525,000

Auto/Truck - Original Equipment 2.5%
Eaton Corporation                                       160,000      12,577,600
Lear Corporation (b)                                    268,000      12,333,360
                                                                  -------------
                                                                     24,910,960

Banks - Money Center 1.6%
The Toronto Dominion Bank                               580,000      16,157,727

Banks - Super Regional 2.4%
Charter One Financial, Inc.                             380,000      11,848,400
Wachovia Corporation                                    305,000      12,187,800
                                                                  -------------
                                                                     24,036,200

Beverages - Soft Drinks 1.2%
The Pepsi Bottling Group, Inc.                          595,000      11,911,900

Building - Air Conditioning &
 Heating Products 1.1%
American Standard Companies, Inc. (b)                   155,000      11,459,150

Building - Construction Products/
 Miscellaneous 1.1%
Masco Corporation                                       465,000      11,090,250

Building Products - Wood 1.4%
Weyerhaeuser Company                                    250,000      13,500,000

Chemicals - Specialty 1.6%
Praxair, Inc.                                           265,000      15,926,500

Computer - Memory Devices 1.4%
Network Appliance, Inc. (b)                             860,000      13,940,600

Computer - Services 2.3%
Accenture, Ltd. Class A (b)                             640,000      11,577,600
Computer Sciences Corporation (b)                       254,100       9,686,292
Unisys Corporation (b)                                  150,000       1,842,000
                                                                  -------------
                                                                     23,105,892

Computer Software - Security 1.7%
VeriSign, Inc. (b)                                    1,215,000      16,803,450

Diversified Operations 1.2%
AOL Time Warner, Inc. (b)                               735,000      11,826,150

Electrical - Connectors 1.3%
Molex, Inc. Class A                                     565,000      13,096,135

Electronics - Measuring Instruments 1.7%
Waters Corporation (b)                                  575,000      16,749,750

Electronics - Semiconductor
 Manufacturing 2.0%
Integrated Device Technology, Inc. (b)                  680,000       7,514,000
Taiwan Semiconductor Manufacturing
 Company, Ltd. Sponsored ADR (b)                      1,250,000      12,600,000
                                                                  -------------
                                                                     20,114,000

Electronics Products - Miscellaneous 2.5%
Flextronics International, Ltd. (b)                   1,140,000      11,844,600
Sanmina-SCI Corporation (b)                           2,045,000      12,903,950
                                                                  -------------
                                                                     24,748,550

Finance - Consumer/Commercial Loans 1.3%
CIT Group, Inc.                                         530,000      13,064,500

Finance - Publicly Traded Investment
 Funds - Equity 2.7%
iShares Trust Russell 2000 Index Fund                    55,000       4,889,500
iShares Trust S&P SmallCap 600 Index Fund                90,000       9,868,500
Standard & Poor's MidCap 400 Depository
 Receipts                                               135,000      11,817,900
                                                                  -------------
                                                                     26,575,900

Finance - Publicly Traded Investment
 Funds - Equity (Non 40 Act) 1.4%
Biotech Holders Trust                                   110,000      13,557,500

Food - Miscellaneous Preparation 1.3%
General Mills, Inc.                                     280,000      13,274,800

Insurance - Property/Casualty/Title 1.4%
Hartford Financial Services Group, Inc.                 270,000      13,597,200

Internet - E*Commerce 1.5%
InterActiveCorp (b)                                     380,000      15,036,600

Internet - Internet Service Provider/
 Content 0.9%
CNET Networks, Inc. (b)                               1,360,000       8,472,800

Leisure - Photo Equipment/Related 0.5%
Eastman Kodak Company                                   195,000       5,333,250

Leisure - Services 1.5%
Carnival Corporation                                    475,000      15,442,250

Machinery - General Industrial 1.4%
Dover Corporation                                       460,000      13,781,600

Media - Cable TV 4.6%
Comcast Corporation Class A
 (Non-Voting) (b) (d)                                   665,000      19,171,950
Cox Communications, Inc. Class A (b)                    440,000      14,036,000
General Motors Corporation Class H (b)                  955,000      12,233,550
                                                                  -------------
                                                                     45,441,500

Media - Newspapers 2.9%
The E.W. Scripps Company Class A                        190,000      16,856,800
Tribune Company                                         240,000      11,592,000
                                                                  -------------
                                                                     28,448,800

Media - Radio/TV 1.6%
Liberty Media Corporation Class A (b)                 1,345,000      15,548,200

Medical - Biomedical/Genetics 2.8%
Biogen, Inc. (b)                                        145,000       5,510,000
Genentech, Inc. (b)                                     230,000      16,587,600
IDEC Pharmaceuticals Corporation (b)                    165,000       5,610,000
                                                                  -------------
                                                                     27,707,600

Medical - Ethical Drugs 1.3%
King Pharmaceuticals, Inc. (b)                          845,000      12,472,200

Medical - Health Maintenance
 Organizations 0.8%
CIGNA Corporation                                       170,000       7,979,800

Medical - Hospitals 1.3%
HCA, Inc.                                               410,000      13,136,400

--------------------------------------------------------------------------------

                                                   Shares or
                                                   Principal           Value
                                                     Amount          (Note 2)
--------------------------------------------------------------------------------
Medical/Dental - Services 1.3%
AdvancePCS (b)                                          340,000   $  12,998,200

Medical/Dental - Supplies 1.6%
Apogent Technologies, Inc. (b)                          775,000      15,500,000

Metal Products - Fasteners 1.2%
Illinois Tool Works, Inc.                               180,000      11,853,000

Office - Equipment & Automation 0.7%
Canon, Inc.                                             145,000       6,672,373

Oil & Gas - Drilling 2.5%
ENSCO International, Inc.                               450,000      12,105,000
GlobalSantaFe Corporation                               560,000      13,070,400
                                                                  -------------
                                                                     25,175,400

Oil & Gas - Field Services 1.5%
BJ Services Company (b)                                 395,000      14,757,200

Oil & Gas - International Integrated 1.5%
ConocoPhillips                                          270,000      14,796,000

Oil & Gas - Machinery/Equipment 1.7%
Weatherford International, Ltd. (b)                     415,000      17,388,500

Oil & Gas - United States Exploration
 & Production 1.2%
Devon Energy Corporation                                225,000      12,015,000

Pollution Control - Services 1.3%
Waste Management, Inc.                                  520,000      12,526,800

Retail - Apparel/Shoe 1.5%
Nordstrom, Inc.                                         755,000      14,737,600

Retail - Consumer Electronics 1.2%
Best Buy Company, Inc. (b)                              265,000      11,638,800

Retail - Department Stores 1.3%
Sears, Roebuck & Company                                375,000      12,615,000

Retail - Major Discount Chains 1.4%
Target Corporation                                      380,000      14,379,200

Retail - Restaurants 0.7%
Brinker International, Inc. (b)                         198,000       7,131,960

Retail/Wholesale - Computer/Cellular 0.5%
CDW Corporation (b)                                     109,100       4,996,780

Retail/Wholesale - Office Supplies 1.0%
Staples, Inc. (b)                                       560,000      10,276,000

Telecommunications - Cellular 2.7%
Sprint Corporation - PCS Group (b)                    2,400,000      13,800,000
Telephone & Data Systems, Inc.                          265,000      13,170,500
                                                                  -------------
                                                                     26,970,500

Telecommunications - Equipment 1.2%
Corning, Inc. (b)                                     1,650,000      12,193,500

Textile - Apparel Manufacturing 1.2%
Jones Apparel Group, Inc. (b)                           405,000      11,850,300

Textile - Mill/Household 1.0%
Mohawk Industries, Inc. (b)                             185,000      10,273,050

Transportation - Airline 0.7%
Delta Air Lines, Inc.                                   285,000       4,183,800
Northwest Airlines Corporation Class A (b)              288,600       3,258,294
                                                                  -------------
                                                                      7,442,094

Transportation - Truck 1.0%
CNF, Inc.                                               395,000      10,025,100

Utility - Gas Distribution 1.4%
NiSource, Inc.                                          717,000      13,623,000
-------------------------------------------------------------------------------
Total Common Stocks (Cost $800,508,843)                             883,608,471
-------------------------------------------------------------------------------
Call Options Purchased 0.1%
PSE Technology 100 Index, Expires
 7/18/03 at $491.97 (d)                                  17,300       1,243,870
-------------------------------------------------------------------------------
Total Call Options Purchased (Cost $1,142,319)                        1,243,870
-------------------------------------------------------------------------------
Short-Term Investments (a) 15.3%
Collateral Received for Securities
 Lending (e) 3.3%
Money Market Fund 2.2%
Deutsche Daily Assets Fund - Institutional
 Class                                               22,181,853      22,181,853

Repurchase Agreements 1.1%
Barclays Capital, Inc. (Dated 6/30/03),
 1.23% Due 7/01/03 (Repurchase proceeds
 $3,529,479); Collateralized by: United
 States Government & Agency Issues             $      3,529,346       3,529,346
Goldman, Sachs and Company (Dated
 6/30/03), 1.22%, Due 7/01/03
 (Repurchase proceeds $3,529,466);
 Collateralized by: United States
 Government & Agency Issues                           3,529,346       3,529,346
Lehman Brothers Inc. (Dated 6/30/03),
 1.23% Due 7/01/03 (Repurchase proceeds
 $3,529,479); Collateralized by: United
 States Government & Agency Issues                    3,529,346       3,529,346
                                                                  -------------
                                                                     10,588,038
                                                                  -------------
Total Collateral Received for Securities
 Lending                                                             32,769,891

Repurchase Agreements 12.0%
ABN AMRO Inc. (Dated 6/30/03), 1.20%,
 Due 7/01/03 (Repurchase proceeds
 $114,003,810); Collateralized by: United
 States Government & Agency Issues (c)              114,300,000     114,300,000
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $5,277,610); Collateralized by: United
 States Government & Agency Issues (c)                5,277,500       5,277,500
                                                                  -------------
Total Repurchase Agreements                                         119,577,500
-------------------------------------------------------------------------------
Total Short-Term Investments
 (Cost $152,347,391)                                                152,347,391
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $953,998,553) 104.3%                                       1,037,199,732
Other Assets and Liabilities, Net (4.3%)                            (42,555,267)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                 $ 994,644,465
===============================================================================

SCHEDULE OF INVESTMENTS IN SECURITIES (continued)      June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                      STRONG OPPORTUNITY FUND II (continued)

--------------------------------------------------------------------------------
WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                   Contracts        Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of period                  247   $     988,000
Options written during the period                         1,247       2,116,974
Options closed                                             (321)     (1,476,178)
Options expired                                              --              --
Options exercised                                            --              --
                                               ----------------   -------------
Options outstanding at end of period                      1,173   $   1,628,796
                                               ================   =============

WRITTEN OPTIONS DETAIL
--------------------------------------------------------------------------------
                                                  Contracts
                                                 (100 shares         Value
                                                 per contract)      (Note 2)
--------------------------------------------------------------------------------
Comcast Corporation Class A (Non-Voting)
 Calls: (Strike Price is $25.00. Expiration
 date is 7/18/03. Premium received
 is $487,515.)                                            1,000   $    (410,000)
PSE Technology 100 Index
 Puts: (Strike Price is $491.97. Expiration
 date is 7/18/03. Premium received
 is $1,141,281.)                                            173          (6,401)
                                               ----------------   -------------
                                                          1,173   $    (416,401)
                                               ================   =============

--------------------------------------------------------------------------------
LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)  Non-income producing security.
(c)  See Note 2(J) of Notes to Financial Statements.
(d) All or a portion of security is held in conjunction with open written option contracts.
(e)  See Note 2(M) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                                 (In Thousands,
                                                                Except As Noted)

                                                                     Strong
                                                                  Opportunity
                                                                    Fund II
                                                                ---------------
Assets:
  Investments in Securities, at Value
   (Cost of $953,999) (Including Repurchase
   Agreements of $130,146)                                      $     1,037,200
  Receivable for Securities Sold                                          7,727
  Dividends and Interest Receivable                                         698
  Other Assets                                                               44
                                                                ---------------
  Total Assets                                                        1,045,669

Liabilities:
  Payable for Securities Purchased                                       17,646
  Written Options, at Value (Premiums Received
   of $1,629)                                                               416
  Payable Upon Receipt of Securities on Loan                             32,770
  Accrued Operating Expenses and Other Liabilities                          193
                                                                ---------------
  Total Liabilities                                                      51,025
                                                                ---------------
Net Assets                                                      $       994,644
                                                                ===============

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                 $     1,130,154
  Undistributed Net Investment Income (Loss)                                865
  Undistributed Net Realized Gain (Loss)                               (220,788)
  Net Unrealized Appreciation (Depreciation)                             84,413
                                                                ---------------
  Net Assets                                                    $       994,644
                                                                ===============

Investor Class ($ and shares in full)
  Net Assets                                                    $   942,398,480
  Capital Shares Outstanding (Unlimited Number Authorized)           58,484,774

  Net Asset Value Per Share                                     $         16.11
                                                                ===============

Advisor Class ($ and shares in full)
  Net Assets                                                    $    52,245,985
  Capital Shares Outstanding (Unlimited Number Authorized)            3,262,379

  Net Asset Value Per Share                                     $         16.01
                                                                ===============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2003 (Unaudited)

                                                                 (In Thousands)

                                                                    Strong
                                                                  Opportunity
                                                                    Fund II
                                                                ---------------
Income:
  Dividends - Unaffiliated Issuers (net of foreign
   withholding taxes of $52)                                    $         4,396
  Dividends - Affiliated Issuers                                            260
  Interest                                                                  346
                                                                ---------------
  Total Income                                                            5,002

Expenses (Note 4):
  Investment Advisory Fees                                                3,306
  Administrative Fees                                                     1,324
  Custodian Fees                                                             24
  Shareholder Servicing Costs                                             1,203
  12b-1 Fees                                                                 51
  Other                                                                     166
                                                                ---------------
  Total Expenses before Expense Offsets                                   6,074
  Expense Offsets                                                        (1,243)
                                                                ---------------
  Expenses, Net                                                           4,831
                                                                ---------------
Net Investment Income (Loss)                                                171

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                         (62,150)
    Written Options                                                       1,184
    Foreign Currencies                                                        7
                                                                ---------------
    Net Realized Gain (Loss)                                            (60,959)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                         197,490
    Written Options                                                         529
    Foreign Currencies                                                       (1)
                                                                ---------------
    Net Change in Unrealized Appreciation/Depreciation                  198,018
                                                                ---------------
Net Gain (Loss) on Investments                                          137,059
                                                                ---------------
Net Increase (Decrease) in Net Assets Resulting
 from Operations                                                $       137,230
                                                                ===============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                         (In Thousands)

                                                   Strong Opportunity Fund II
                                                --------------------------------
                                                Six Months Ended    Year Ended
                                                  June 30, 2003    Dec. 31, 2002
                                                ----------------   -------------
                                                  (Unaudited)
Operations:
  Net Investment Income (Loss)                 $            171   $         552
  Net Realized Gain (Loss)                              (60,959)       (147,784)
  Net Change in Unrealized Appreciation/
   Depreciation                                         198,018        (217,516)
                                               ----------------   -------------
  Net Increase (Decrease)  in Net Assets
   Resulting from Operations                            137,230        (364,748)
Distributions:
  From Net Investment Income:
    Investor Class                                           --          (4,048)
    Advisor Class                                            --            (169)
  From Net Realized Gains:
    Investor Class                                           --         (19,168)
    Advisor Class                                            --            (747)
                                               ----------------   -------------
  Total Distributions                                        --         (24,132)
Capital Share Transactions (Note 6):
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                           (39,556)         (5,630)
                                               ----------------   -------------
Total Increase (Decrease) in Net Assets                  97,674        (394,510)
Net Assets:
  Beginning of period                                   896,970       1,291,480
                                               ----------------   -------------
  End of period                                $        994,644   $     896,970
                                               ================   =============
  Undistributed Net Investment Income (Loss)   $            865   $         694

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

1.   Organization

     Strong Opportunity Fund II (the "Fund") (a series of Strong Opportunity Fund II, Inc.) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At June 30, 2003, approximately 81% and 11% of the Fund's Investor Class shares were owned by the separate accounts of two insurance companies, and 100% of the Fund's Advisor Class shares were owned by the separate accounts of one insurance company. The Fund offers two classes of shares: Investor Class and Advisor Class. The Advisor Class shares are subject to an annual distribution fee as described in Note
     3. All classes differ principally in their respective shareholder servicing and distribution expenses. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the general supervision of the Board of Directors. Occasionally, events affecting the value of foreign investments and exchange rates occur between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Fund's net asset values on that day. If events that materially affect the value of the Fund's foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities that are restricted as to resale or are deemed illiquid. Restricted securities are Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Securities are deemed illiquid based upon guidelines established by the Fund's Board of Directors. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted or illiquid securities at June 30, 2003.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          The Fund generally pays dividends from net investment income and distributes net capital gains, if any, that it realizes at least annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility that the value of the underlying assets fluctuates, the derivative becomes illiquid, imperfect correlation exists between the value of the instruments and the underlying securities, or that the counterparty fails to perform its obligations.

--------------------------------------------------------------------------------
          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency rate fluctuations, political and economic instability, different financial reporting standards and taxes, less liquidity, less strict regulation of securities markets, and smaller markets with lower trading volume.

     (E) Futures -- Upon entering into a futures contract, the Fund deposits in a segregated account with its custodian, in the name of the broker, cash and/or other liquid investments equal to the minimum "initial margin" requirements of the exchange. The Fund designates liquid securities as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Fund realizes a gain or loss and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. The Fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Short Positions -- The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Fund is liable for any dividends payable on securities while those securities are in a short position. If the Fund sells securities short while also holding the long position it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Fund sells securities short when not holding the long position, it will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

     (J) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. (the "Advisor"), has determined are creditworthy. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

     (K) Directed Brokerage -- The Fund directs certain portfolio trades to brokers who, in turn, pay a portion of the Fund's expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Offsets reported in the Fund's Statement of Operations and in Note 4.

     (L) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Fund and are included in Fund's Expense Offsets reported in the Fund's Statement of Operations and in Note 4.

     (M) Securities Lending -- The Fund has entered into a Securities Lending Agreement (the "Agreement") with Deutsche Bank. Under the terms of the Agreement, the Fund may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash equal to at least 102% of the market value of any loaned securities, plus accrued interest.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

          At June 30, 2003, Strong Opportunity Fund II had securities with a market value of $31,658,098 on loan and had received $32,769,891 in collateral (both included within Investments in the Statement of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest in the Statement of Operations. For the six months ended June 30, 2003, this securities lending income totaled $18,699.

          The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent's investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security.

     (N) Expenses -- The Fund and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

     (O) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (P) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

3.   Related Party Transactions

     The Advisor provides investment advisory and related services to the Fund. Strong Investor Services, Inc. (the "Administrator"), an affiliate of the Advisor, provides administrative, transfer agent and related services to the Fund. Certain officers and directors of the Fund are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by the terms of the advisory and administration agreements, are based on an annualized rate of 0.75% and 0.30%, respectively, of the average daily net assets of the Fund. The Investment Advisory fees are 0.75% for the first $4 billion in net assets, 0.725% for the next $2 billion, and 0.70% for net assets $6 billion and above.

     The Fund's Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Transfer agent and related service fees are based on the lesser of various agreed upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Administrator also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Fund by the Administrator are included in Other Expenses in the Fund's Statement of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Fund and are included in Expense Offsets in the Fund's Statement of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

     The Fund has adopted a Rule 12b-1 distribution and service plan under the 1940 Act on behalf of the Fund's Advisor Class shares. Under the plan, Strong Investments, Inc. (the "Distributor") is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of Advisor Class shares. See Note 4.

     The Fund may invest cash in money market funds managed by the Advisor, subject to certain limitations.

     The amount payable to the Advisor or Administrator at June 30, 2003, shareholder servicing and other expenses paid to the Administrator, transfer agency banking credits and unaffiliated directors' fees, excluding the effects of waivers and absorptions, for the six months ended June 30, 2003, were $146,109, $1,203,044, $3,254 and $19,744, respectively.

4.   Expenses and Expense Offsets

     For the six months ended June 30, 2003, the class specific expenses are as follows:

                                 Administrative    Shareholder     Reports to   Transfer Agency
                                      Fees       Servicing Costs  Shareholders  Banking Charges  12b-1 Fees
                                 --------------  ---------------  ------------  ---------------  ----------
     Strong Opportunity Fund II
       Investor Class            $    1,262,872  $     1,199,994  $     43,257  $            --  $       --
       Advisor Class                     61,183            3,049         7,622              989      50,986

     For the six months ended June 30, 2003, the expense offsets were as follows:

                                    Expense                                        Directed
                                  Waivers and    Transfer Agency   Brokerage       Earnings
                                  Absorptions    Banking Credits    Credits        Credits
                                 --------------  ---------------  ------------  ---------------
     Strong Opportunity Fund II
       Investor Class            $    1,168,438  $         4,244  $         --  $            --
       Advisor Class                     23,418               --            --               --
       Fund Level                            --               --        46,922               16

5.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 10, 2003, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. For the six months ended June 30, 2003, there were no borrowings by the Fund under the LOC.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

6.   Capital Share Transactions

                                                  Strong Opportunity Fund II
                                               --------------------------------
                                               Six Months Ended    Year Ended
                                                June 30, 2003     Dec. 31, 2002
                                               ----------------   -------------
                                                  (Unaudited)
Capital Share Transactions of Each Class of
 Shares of the Fund Were as Follows:
INVESTOR CLASS
  Proceeds from Shares Sold                    $     99,195,518   $ 309,348,650
  Proceeds from Reinvestment of Distributions                --      23,215,375
  Payment for Shares Redeemed                      (148,716,098)   (374,100,310)
                                               ----------------   -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                       (49,520,580)    (41,536,285)
ADVISOR CLASS
  Proceeds from Shares Sold                          10,719,856      35,662,406
  Proceeds from Reinvestment of Distributions                --         916,503
  Payment for Shares Redeemed                          (755,599)       (672,785)
                                               ----------------   -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                         9,964,257      35,906,124
                                               ----------------   -------------
Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                    $    (39,556,323)  $  (5,630,161)
                                               ================   =============

Transactions in Shares of Each Class of
 the Fund Were as Follows:

INVESTOR CLASS
  Sold                                                6,861,787      18,092,810
  Issued in Reinvestment of Distributions                    --       1,612,224
  Redeemed                                          (10,484,358)    (23,599,305)
                                               ----------------   -------------
  Net Increase (Decrease) in Shares                  (3,622,571)     (3,894,271)
                                               ================   =============
ADVISOR CLASS
  Sold                                                  747,696       2,136,650
  Issued in Reinvestment of Distributions                    --          63,996
  Redeemed                                              (53,885)        (45,992)
                                               ----------------   -------------
  Net Increase (Decrease) in Shares                     693,811       2,154,654
                                               ================   =============

7.   Investment Transactions

     The aggregate purchases and sales of long-term securities during the six months ended June 30, 2003 were $211,176,108 and $219,098,836, respectively. There were no purchases or sales of long-term U.S. government securities during the six months ended June 30, 2003.

8.   Income Tax Information

     At June 30, 2003, the cost of investments in securities for federal income tax purposes was $966,584,628. Net unrealized appreciation of securities was $70,615,104, consisting of gross unrealized appreciation and depreciation of $134,421,060 and $63,805,956, respectively. The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

--------------------------------------------------------------------------------

     The capital loss carryovers (expiring in 2010) as of December 31, 2002, and tax basis post-October losses as of December 31, 2002, which are not recognized for tax purposes until the first day of the following fiscal year, are:

                                                  Net Capital     Post-October
                                                Loss Carryovers      Losses
                                               ----------------   -------------
     Strong Opportunity Fund II                $    126,290,499   $  18,415,550

9.   Investments in Affiliates

     Affiliated issuers, as defined under the 1940 Act, include any fund in the Strong Family of Funds and any issuer in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the six months ended June 30, 2003, is as follows:

                                                                                                   Investment
                                Balance of       Gross      Gross Sales    Balance of    Value       Income
                                Shares Held    Purchases        and       Shares Held   June 30,  Jan. 1, 2003-
                               Jan. 1, 2003  and Additions  Reductions   June 30, 2003    2003    June 30, 2003
                               ------------  -------------  -----------  -------------  --------  -------------
Strong Opportunity Fund II
Strong Heritage Money Fund -
 Institutional Class             50,100,000             --  (50,100,000)            --  $     --  $     259,796

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG OPPORTUNITY FUND II -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                           Period Ended
                                               ----------------------------------------------------------------
                                                June 30,       Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,
Selected Per-Share Data/(a)/                    2003/(b)/        2002      2001      2000      1999      1998
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $  13.87        $  19.45  $  23.94  $  25.99  $  21.72  $  21.70

Income From Investment Operations:
  Net Investment Income (Loss)                     0.00/(e)/       0.01      0.04      0.09      0.06      0.05
  Net Realized and Unrealized Gains (Losses)
   on Investments                                  2.24           (5.21)    (0.94)     1.41      6.76      2.90
---------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                 2.24           (5.20)    (0.90)     1.50      6.82      2.95

Less Distributions:
  From Net Investment Income                         --           (0.07)    (0.07)    (0.05)       --     (0.05)
  From Net Realized Gains                            --           (0.31)    (3.52)    (3.50)    (2.55)    (2.88)
---------------------------------------------------------------------------------------------------------------
  Total Distributions                                --           (0.38)    (3.59)    (3.55)    (2.55)    (2.93)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $  16.11        $  13.87  $  19.45  $  23.94  $  25.99  $  21.72
===============================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------
  Total Return                                    +16.2%          -26.8%     -3.7%     +6.6%    +34.9%    +13.5%
  Net Assets, End of Period (In Millions)      $    942        $    862  $  1,283  $  1,182  $  1,119  $    912
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                           1.4%*           1.4%      1.4%      1.2%      1.2%      1.2%
  Ratio of Expenses to Average Net Assets           1.1%*           1.1%      1.1%      1.1%      1.1%      1.2%
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                               0.0%*/(e)/    0.1%      0.4%      0.4%      0.3%      0.2%
  Portfolio Turnover Rate/(d)/                     26.5%           69.0%     92.6%     83.2%     85.4%     88.5%

STRONG OPPORTUNITY FUND II -- ADVISOR CLASS
--------------------------------------------------------------------------------

                                                          Period Ended
                                               ---------------------------------
                                               June 30,      Dec. 31,   Dec. 31,
Selected Per-Share Data/(a)/                   2003/(b)/       2002    2001/(c)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $  13.80      $  19.39  $   22.94
Income From Investment Operations:
  Net Investment Income (Loss)                    (0.01)        (0.07)     (0.01)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                  2.22         (5.14)      0.05
--------------------------------------------------------------------------------
  Total from Investment Operations                 2.21         (5.21)      0.04

Less Distributions:
  From Net Investment Income                         --         (0.07)     (0.07)
  From Net Realized Gains                            --         (0.31)     (3.52)
--------------------------------------------------------------------------------
  Total Distributions                                --         (0.38)     (3.59)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                 $  16.01      $  13.80  $   19.39
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
  Total Return                                    +16.0%        -27.0%      -1.9%
  Net Assets, End of Period (In Millions)      $     52      $     35  $       8
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                           1.4%*         1.4%       1.6%*
  Ratio of Expenses to Average Net Assets           1.3%*         1.4%       1.5%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                              (0.1%)*       (0.4%)     (0.3%)*
  Portfolio Turnover Rate/(d)/                     26.5%         69.0%      92.6%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c)  For the period from July 13, 2001 (public launch date) to December 31,
     2001.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  Amount calculated is less than $0.005 or 0.05%.

                       See Notes to Financial Statements.

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 71 mutual funds ("Strong Funds").

* Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.

     Mr. Strong has been a Director of the Advisor since September 1981; Chairman of the Advisor since October 1991; Chief Investment Officer of the Advisor since January 1996; Security Analyst and Portfolio Manager of the Advisor since 1985; Chief Executive Officer of the Advisor from 1974 to 1985; Chairman of Strong Financial Corporation (holding company) since May 2001; Director and Chairman of Strong Service Corporation (an investment advisor) since 1995; and Director and Chairman of Strong Investor Services, Inc. (a transfer agent and administrator), since July 2001. Mr. Strong founded the Advisor in 1974 and has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

     Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc.) (a utility company), since 1990, Metro Goldwyn Mayer, Inc. (an entertainment company), since 1998, Bassett Furniture Industries, Inc., since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.), since 1994, Johnson Controls, Inc. (an industrial company), since 1992, MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services), since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

     Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

     Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc., from 1992 to April 2000, Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

     Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc., from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer since November 2002.

     Ms. Ohm has been Director of Mutual Fund Administration of Strong Investor Services, Inc., since April 2001; Marketing Services Manager of Strong Investments, Inc., from November 1998 to April 2001; and Retail Services Financial Manager of Strong Investments, Inc., from January 1997 to November 1998.

Christopher O. Petersen (DOB 1-18-70), Vice President and Assistant Secretary of the Strong Funds since May 2003.

     Mr. Petersen has been Managing Counsel of Strong Financial Corporation since March 2003; Corporate Counsel at U.S. Bancorp Asset Management, Inc., from May 2001 to March 2003; Corporate Counsel at First American Asset Management, a division of U.S. Bank National Association ("FAAM"), from September 1999 to May 2001; Compliance Officer at FAAM from January 1999 to September 1999; and Associate at Mauzy Law Firm from September 1997 to December 1998.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

     Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Executive Vice President since December 2001; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. ("Distributor"), since November 2001; Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000; Lead Counsel of the Distributor from July 2000 to November 2001; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

     Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

     Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Secretary and Assistant Treasurer of Strong Financial Corporation since December 2001; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc., since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

     Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc., since October 1993; Executive Vice President and Secretary of Strong Investor Services, Inc., since July 2001; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; and Treasurer and Controller of the Advisor from October 1991 to February 1998.

     Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis's address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620.

     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT35743 08-03

Strong Investments
P.O. Box 2936   |   Milwaukee, WI 53201
www.Strong.com

--------------------------------------------------------------------------------

[STRONG LOGO]

                                                                    WH2190 06-03

Item 2.  Code of Ethics

         Not applicable for filing of Semiannual Reports to Shareholders.

Item 3.  Audit Committee Financial Expert

         Not applicable for filing of Semiannual Reports to Shareholders.

Item 4.  Principal Accountant Fees and Services

         Not applicable for filing of Semiannual Reports to Shareholders.

Item 5 - 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.  [Reserved]

Item 9.  Controls and Procedures

         (a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant's management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant's disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant's management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and
         (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

         (b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a) above, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits

         The following exhibits are attached to this Form N-CSR:

         10(b)(1)     Certification of Principal Executive Officer Required by
                      Section 302 of the Sarbanes-Oxley Act of 2002

         10(b)(2)     Certification of Principal Financial Officer Required by
                      Section 302 of the Sarbanes-Oxley Act of 2002

         10(c) Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strong Opportunity Fund II, Inc.

By:      /s/ Richard W. Smirl
         -------------------------------------
         Richard W. Smirl, Vice President and Secretary

Date:    August 22, 2003
         ---------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Richard S. Strong
         -------------------------------------
         Richard S. Strong, Principal Executive Officer

Date:    August 22, 2003
         ---------------


By:      /s/ John W. Widmer
         -------------------------------------
         John W. Widmer, Treasurer (Principal Financial Officer)

Date:    August 22, 2003
         ---------------